UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 26, 2015

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)		(Zip Code)

+353 1 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

On January 26, 2015, pursuant to the transaction agreement, dated as of June 15, 2014, among Medtronic, Inc., a Minnesota corporation (“Medtronic”), Covidien public limited company, an Irish public limited company (“Covidien”), Kalani I Limited (now known as Medtronic plc, a public limited company organized under the laws of Ireland (“New Medtronic”)), Makani II Limited, a private limited company organized under the laws of Ireland and a wholly owned subsidiary of New Medtronic (“IrSub”), Aviation Acquisition Co., Inc., a Minnesota corporation (“U.S. AcquisitionCo”), and Aviation Merger Sub, LLC, a Minnesota limited liability company and a wholly owned subsidiary of U.S. AcquisitionCo (“MergerSub”) (the “Transaction Agreement”), (a) New Medtronic and IrSub acquired Covidien (the “Acquisition”) pursuant to a scheme of arrangement (the “Scheme”) under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 and (b) MergerSub merged with and into Medtronic, with Medtronic as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Medtronic and Covidien became subsidiaries of New Medtronic.

This Current Report on Form 8-K should be read in conjunction with the other Current Report on Form 8-K filed by Covidien on January 26, 2015.

Item 1.01.	Entry into a Material Definitive Agreement.

Ninth Supplemental Indenture to the 2007 Covidien Indenture (as defined below)

On January 26, 2015, New Medtronic, Medtronic Global Holdings S.C.A., an entity organized under the laws of Luxembourg (“Medtronic Luxco”), Covidien, Covidien International Finance S.A., a Luxembourg company (“CIFSA”), Covidien Ltd., a Bermuda limited company (“CLTD”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (“DBTCA”), entered into a ninth supplemental indenture (the “Ninth Supplemental Indenture to the 2007 Covidien Indenture”), supplementing the Indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “2007 Covidien Base Indenture”), as supplemented by the first supplemental indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “First Supplemental Indenture to the 2007 Covidien Base Indenture”), the second supplemental indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “Second Supplemental Indenture to the 2007 Covidien Indenture”), the third supplemental indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “Third Supplemental Indenture to the 2007 Covidien Indenture”), the fourth supplemental indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “Fourth Supplemental Indenture to the 2007 Covidien Indenture”), the fifth supplemental indenture, dated as of June 4, 2009, by and among CIFSA, Covidien and CLTD, as guarantors, and DBTCA, as trustee (the “Fifth Supplemental Indenture to the 2007 Covidien Indenture”), the sixth supplemental indenture, dated as of June 28, 2010, by and among CIFSA, Covidien and CLTD, as guarantors, and DBTCA, as trustee (the “Sixth Supplemental Indenture to the 2007 Covidien Indenture”), the seventh supplemental indenture, dated as of May 30, 2012, by and among CIFSA, Covidien and CLTD, as guarantors, and DBTCA, as trustee (the “Seventh Supplemental Indenture to the 2007 Covidien Indenture”), and the eighth supplemental indenture, dated as of May 16, 2013, by and among CIFSA, Covidien and CLTD, as guarantors, and DBTCA, as trustee (the “Eighth Supplemental Indenture to the 2007 Covidien Indenture” and, together with the 2007 Covidien Base Indenture, the First Supplemental Indenture to the 2007 Covidien Indenture, the Second Supplemental Indenture to the 2007 Covidien Indenture, the Third Supplemental Indenture to the 2007 Covidien Indenture, the Fourth Supplemental Indenture to the 2007 Covidien Indenture, the Fifth Supplemental Indenture to the 2007 Covidien Indenture, the Sixth Supplemental Indenture to the 2007 Covidien Indenture and the Seventh Supplemental Indenture to the 2007 Covidien Indenture, the “2007 Covidien Indenture”).

Pursuant to the Ninth Supplemental Indenture to the 2007 Covidien Indenture, New Medtronic and Medtronic Luxco have provided a full and unconditional guarantee of the obligations of CIFSA under its 6.000% senior notes due 2017, 6.550% senior notes due 2037, 4.20% senior notes due 2020, 2.80% senior notes due 2015, 3.200% senior notes due 2022, 1.350% senior notes due 2015 and 2.950% senior notes due 2023 (the “2007 Covidien Indenture Notes”). The Ninth Supplemental Indenture to the 2007 Covidien Indenture is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the completion of the Transactions, on January 26, 2015, CIFSA paid in full all amounts owing under that certain Amended and Restated Five-Year Senior Credit Agreement, dated as of May 23, 2014 (the “Existing Covidien Credit Agreement”), among CIFSA, Covidien, Citibank, N.A., as administrative agent thereunder, and the lenders from time to time party thereto. At the time of such payment, the Existing Covidien Credit Agreement and all commitments to extend credit under the Existing Covidien Credit Agreement were terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Transaction Agreement, each Covidien ordinary share (the “Covidien Ordinary Shares”) issued and outstanding immediately prior to the effectiveness of the Scheme, other than certain Covidien Ordinary Shares held by nominees of New Medtronic and/or IrSub and Covidien Ordinary Shares held by Covidien or any of its subsidiaries, was converted into the right to receive $35.19 in cash and 0.956 of a newly issued New Medtronic ordinary share (the “Scheme Consideration”), and each share of Medtronic common stock (the “Medtronic Common Shares”) issued and outstanding immediately prior to the effectiveness of the Merger, other than Medtronic Common Shares held by Medtronic, was converted into the right to receive one New Medtronic ordinary share. Former holders of Covidien Ordinary Shares and shares of Medtronic common stock will receive cash in lieu of any fractional New Medtronic ordinary shares.

The issuance of New Medtronic ordinary shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Medtronic’s registration statement on Form S-4 (File No. 333- 197406) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on November 20, 2014. The definitive joint proxy statement/prospectus of Medtronic and Covidien, dated November 20, 2014, that forms a part of the Registration Statement (“the Joint Proxy Statement/Prospectus”) contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Medtronic and Covidien in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Medtronic is the successor issuer to Medtronic and to Covidien, New Medtronic’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Medtronic is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. New Medtronic’s ordinary shares were approved for listing on the New York Stock Exchange (“NYSE”) and will trade under the symbol “MDT.”

Prior to the Transactions, the Covidien Ordinary Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. The Covidien Ordinary Shares will be suspended from trading on the NYSE prior to the open of trading on January 27, 2015. Covidien expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Covidien Ordinary Shares and suspend its reporting obligations under Section 15(d) of the Exchange Act in February or March 2015.

The foregoing description of the Transaction Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed as Annex A of the Joint Proxy Statement/Prospectus and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, the Covidien Ordinary Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbol “COV.” As a result of the Transactions, each Covidien Ordinary Share issued and outstanding immediately prior to the effectiveness of the Scheme, other than certain Covidien Ordinary Shares held by nominees of New Medtronic and/or IrSub and Covidien Ordinary Shares held by Covidien or any of its subsidiaries, was converted into the Scheme Consideration. Covidien has requested that the NYSE file a Form 25 to withdraw the Covidien Ordinary Shares from listing and terminate the registration of the Covidien Ordinary Shares under Section 12(b) of the Exchange Act. Prior to the open of trading on the NYSE on January 27, 2015, trading in the Covidien Ordinary Shares will be suspended by the NYSE. Covidien currently intends to file a Form 15 with the SEC to terminate the registration of the Covidien Ordinary Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in February 2015 or March 2015.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to the Rights of Security Holders.

In connection with the Transactions, on January 26, 2015, each Covidien Ordinary Share issued and outstanding immediately prior to the effectiveness of the Scheme, other than certain Covidien Ordinary Shares held by nominees of New Medtronic and/or IrSub and Covidien Ordinary Shares held by Covidien or any of its subsidiaries, was converted into the Scheme Consideration. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 8.01.	Other Events.

On January 26, 2015, Covidien issued a press release announcing the effectiveness of the Scheme. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

2.1	Transaction Agreement, dated as of June 15, 2014, among Medtronic, Inc., Covidien plc, Medtronic plc (formerly known as Kalani I Limited), Makani II Limited, Aviation Acquisition Co., Inc., and Aviation Merger Sub, LLC (incorporated by reference to Annex A of the Joint Proxy Statement/Prospectus of Medtronic, Inc. and Covidien plc filed on November 20, 2014).

4.1	Ninth Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic plc, Medtronic Global Holdings S.C.A., Covidien public limited company, Covidien International Finance S.A., Covidien Ltd. and Deutsche Bank Trust Company Americas, as trustee.*

99.1	Press Release, dated January 26, 2015.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY (Registrant)

Date: January 26, 2015	By:	/s/ Gary L. Ellis
	Name:	Gary L. Ellis
	Title:	President and Chief Financial Officer